Exhibit 10.11.4

THIRD AMENDMENT TO SUBLEASE

THIS THIRD AMENDMENT TO SUBLEASE (this “Amendment”) is made and entered into as of June 30, 2010, by and between LUDLOW TECHNICAL PRODUCTS CORPORATION, a New York corporation (“Sublandlord”) and SYNACOR, INC., a Delaware corporation (“Subtenant”).

WITNESSETH:

A. Sublandlord is the tenant under that certain Property Lease dated March 13,1998, with Waterfront Associates, LLC (“Landlord”), as landlord, covering Building No. 3, Waterfront Village Center, 40 La Riviere Drive, Buffalo, New York 14202 (the “Building”), as amended by that certain First Amendment to Lease dated April 29,1998, that Second Amendment to Lease dated April 21,1999, that Third Amendment to Lease dated July 30,1999, and that Fourth Amendment to Lease dated December 30, 2007 (collectively, the Property Lease and amendments thereto are the “Lease”).

B. Under the terms and conditions of that certain Sublease dated as of March 3, 2006 (the “Original Sublease”), as amended by that certain First Amendment to Sublease dated September 25, 2006 (the “First Amendment”) and that certain Second Amendment to Sublease dated February 27, 2007 (the “Second Amendment”; the Sublease, First Amendment, and Second Amendment are collectively, the “Sublease”), Subtenant subleased from Sublandlord approximately 30,808 rentable square feet of space located on the third floor of the Building (the “Existing Premises”), which Existing Premises is more particularly described in the Sublease as the Premises.

C. Under the terms and conditions of the Sublease, Subtenant desires to sublease additional space on the first floor of the Building, which additional space contains approximately 2,903 rentable square feet of space and is more particularly depicted on Exhibit A, attached hereto and incorporated herein (the “First Floor Additional Premises”); and Sublandlord has agreed to sublease such First Floor Additional Premises to Subtenant on the terms and conditions of the Sublease, as modified herein.

NOW THEREFORE, in consideration of the mutual covenants set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Sublandlord and Subtenant agree as follows:

1. First Floor Additional Premises. Conditioned upon receipt by Sublandlord of Landlord’s written consent executed in substantially the form attached hereto as Exhibit B, Sublandlord hereby subleases to Subtenant, and Subtenant hereby subleases from Sublandlord, the First Floor Additional Premises on the terms and conditions of the Sublease, as modified hereby; accordingly, from and after the Effective Date (hereinafter defined), the term “Premises” shall refer collectively to the Existing Premises and the First Floor Additional Premises; and Subtenant’s Share shall be increased to 32.79%, which is the percentage obtained by dividing the number of rentable square feet in the Premises (33,711) by the number of rentable square feet in the Building (102,816). Sublandlord and Subtenant stipulate that the number of rentable square feet in the Existing Premises, the First Floor Additional Premises, and the Building is correct.

2. Term for First Floor Additional Premises. The term for the First Floor Additional Premises shall begin on the Effective Date and shall expire on the Expiration Date as set forth in Section 2.3 of the Original Sublease. As used herein, the “Effective Date” shall mean the earlier of (a) the date on which Subtenant occupies any portion of the First Floor Additional Premises and begins conducting business therein, or (b) the date on which Landlord delivers to Tenant possession of the First Floor Additional Premises, Subtenant shall accept possession of the First Floor Additional Premises on the date when Sublandlord tenders possession thereof to Subtenant.

Subtenant shall execute and deliver to Sublandlord, within ten days after Sublandlord has requested the same, a letter confirming (i) the Effective Date, and (ii) Subtenant has accepted the First Floor Additional Premises.

3. Rent for First Floor Additional Premises. The annual fixed rent due under the Sublease for the First Floor Additional Premises shall be $14.00 per rentable square foot, payable in equal monthly installments of $3,386.83 per month, beginning on the Effective Date. Thus, commencing on the Effective Date, the total monthly fixed rent due under the Sublease for the Premises shall be $39,329.50.

Notwithstanding the foregoing, Fixed Rent for the First Floor Additional Premises shall be conditionally abated until December 31, 2010. Commencing on January 1, 2011, Subtenant shall make Fixed Rent payments for the First Floor Additional Premises as otherwise provided in this Amendment. Notwithstanding such abatement of Fixed Rent for the First Floor Additional Premises, all other sums due under the Sublease, including without limitation Fixed Rent for the Existing Premises, Additional Rent for the Premises, and Subtenant’s share of Taxes, shall be payable as provided in the Sublease, as modified hereby.

The abatement of Fixed Rent for the First Floor Additional Premises as set forth in this Section 3 is conditioned upon Subtenant’s full and timely performance of all of its obligations under the Sublease. If at any time during the Term a default by Subtenant occurs, then the abatement of Fixed Rent provided for in this Section 3 shall immediately become void, and Subtenant shall promptly pay to Landlord, in addition to all other amounts due to Landlord under the Sublease, as modified hereby, the full amount of all Fixed Rent herein abated.

4. Security Deposit. Contemporaneously with the execution hereof, and as a condition to the effectiveness of this Amendment, Subtenant shall deliver to Sublandlord an additional $3,386.83 to be held as part of the Security Deposit under the Sublease.

5. AS-IS Condition. Subtenant hereby accepts the First Floor Additional Premises in their presently existing “AS-IS” condition. Subtenant acknowledges that (a) it was given a full opportunity to inspect the First Floor Additional Premises; (b) as of the Effective Date, Subtenant has inspected the First Floor Additional Premises; (c) neither Sublandlord nor its agents or employees have made any representations or warranties as to the condition of the First Floor Additional Premises, or the suitability or fitness of the First Floor Additional Premises for the conduct of Subtenant’s business or for any other purpose; and (d) neither Sublandlord nor its agents or employees agreed to undertake any alterations or construct any tenant improvements in the First Floor Additional Premises, except as specifically set forth below in this Section 5. Sublandlord shall have no obligation to perform any work in the First Floor Additional Premises (including demolition of any improvements existing therein or construction of any tenant finish-work or other improvements therein) except as specifically set forth below in this Section 5, and Sublandlord shall not be obligated to reimburse Subtenant or provide an allowance for any costs related to the demolition or construction of improvements therein. Sublandlord shall construct a demising wall in the First Floor Additional Premises in the location shown on Exhibit A, and Subtenant acknowledges that the First Floor Additional Premises are not separately demised as of the date of this Amendment.

6. Termination by Subtenant. Section 7 of the First Amendment and Section 6 of the Second Amendment are hereby deleted in their entirety and shall have no further force or effect. The following provision is hereby inserted in their place:

Provided that Subtenant is not in default when Subtenant delivers the early termination notice or on the Cancellation Date (hereinafter defined), Subtenant may, at its sole option, terminate the Sublease effective as of November 30, 2011 (the “Cancellation Date”). To exercise such termination right, Subtenant must, no later than February 28, 2011, give notice thereof to Sublandlord together with Subtenant’s payment to Sublandlord of TWO HUNDRED AND NINETEEN THOUSAND AND 00/100 DOLLARS ($219,000.00) (the “Cancellation Fee”) in lawful money of the United States of America. As a condition to the effectiveness of Subtenant’s cancellation right, Subtenant shall pay to Sublandlord prior to the Cancellation Date any past-due amounts then outstanding under the Sublease. If Subtenant fails timely to deliver the Cancellation Fee or the cancellation notice or is otherwise unable to comply with or exercise this cancellation option, then Subtenant’s right to cancel the Sublease under this section shall expire; time is of the essence with respect thereto.

7. Right of First Offer. Section 5 of the First Amendment and Section 5 of the Second Amendment are hereby deleted and shall have no further force or effect. Exhibit D attached to the Original Sublease is hereby deleted, and the Exhibit D attached to this Amendment is hereby inserted in its place.

8. Parking. Section 7 of the Second Amendment, and Section 5.6 of the Original Sublease are hereby deleted and replaced with the following:

Subtenant shall have the non-exclusive right, together with the other tenants and occupants of the Building and other buildings comprising Waterfront Village Center and their employees, agents, licensees, and invitees, to use the parking areas servicing the Building (as reasonably designated by Landlord) for the purpose of vehicular parking for Subtenant’s Representatives, all without additional charge; provided however that Subtenant’s Representatives shall not occupy more than an aggregate of one hundred and forty eight (148) parking spaces at anytime. If, for any reason, Sublandlord is unable to provide all or any portion of the parking spaces to which Subtenant is entitled hereunder, then Subtenant shall have no claims against Sublandlord because of Sublandlord’s failure or inability to provide Subtenant with such parking spaces. Sublandlord shall not be responsible for enforcing Subtenant’s parking rights against any third parties. Subtenant shall cause Subtenant’s Representatives to comply with all reasonable rules and regulations that Sublandlord and/or Landlord may promulgate with respect to parking in the parking areas, including without limitation, a system of stickers, access cards or other system intended to regulate and control access to such parking areas.

9. Brokerage. Sublandlord and Subtenant each warrant to the other that it has not dealt with any broker or agent in connection with the negotiation or execution of this Amendment other than CB Richard Ellis, Inc., whose commission Sublandlord shall pay under a separate written agreement. Subtenant shall indemnify Sublandlord against all costs, expenses, attorneys’ fees, and other liability for commissions or other compensation claimed by any other broker or agent claiming the same by, through, or under Subtenant. Sublandlord shall indemnify Subtenant against all costs, expenses, attorneys’ fees, and other liability for commissions or other compensation claimed by any other broker or agent claiming the same by, through, or under Sublandlord.

10. Ratification. Subtenant hereby ratifies and confirms its obligations under the Sublease, and represents and warrants to Sublandlord that it has no defenses thereto. Additionally, Subtenant further confirms and ratifies that, as of the date hereof, (a) the Sublease is and remains in good standing and in full force and effect, and (b) Subtenant has no claims, counterclaims, set-offs or defenses against Sublandlord arising out of the Sublease or in any way relating thereto or arising out of any other transaction between Sublandlord and Subtenant.

11. Binding Effect; Governing Law; Recitals. Except as modified hereby, the Sublease shall remain in full effect, and this Amendment shall be binding upon Sublandlord and Subtenant and their respective successors and assigns. If any inconsistency exists or arises between the terms of this Amendment and the terms of the Sublease, the terms of this Amendment shall prevail. This Amendment shall be governed by the laws of the State of New York. The recitals at the beginning of this Amendment are hereby incorporated as if fully set forth herein. Capitalized terms used herein but not defined shall have the meaning given such term under the Sublease.

12. Counterparts. This Amendment may be executed in multiple counterparts, each of which shall constitute an original, but all of which shall constitute one document.

[REMAINDER OF PAGE INTENTIONALLY BLANK;

SIGNATURES APPEAR ON NEXT TWO PAGES]

IN WITNESS WHEREOF Sublandlord has duly executed this Amendment as of the day and year first above written.

SUBLANDLORD:

LUDLOW TECHNICAL PRODUCTS CORPORATION

By:	/s/ Matthew Nicolella
Name:	Matthew Nicolella
Title:	Vice President and Assistant Secretary

COMMONWEALTH OF MASSACHUSETTS	)
	)	ss.
COUNTY OF BRISTOL	)

On the 13th day of July, 2010, before me, the undersigned, a Notary Public in and for said Commonwealth of Massachusetts, personally appeared Matthew Nicolella, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the entity upon behalf of whom the individual acted, executed the instrument, and that such individual made such appearance before the undersigned in Bristol County, Massachusetts.

/s/ Nancy E. Paglia
Notary Public
[SEAL]	My Commission Expires November 28, 2014

IN WITNESS WHEREOF Subtenant has duly executed this Amendment as of the day and year first above written.

SUBTENANT:

SYNACOR, INC.

By:	/s/ Ronald Frankel
Name:	Ronald Frankel
Title:	Chief Executive Officer

State OF New York	)
) ss.
COUNTY OF Erie	)

On the 30th day of June, 2010, before me, the undersigned, a Notary Public in and for the State of New York, personally appeared Robert S. Rusak, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the entity upon behalf of whom the individual acted, executed the instrument, and that such individual made such appearance before the undersigned in Erie County, New York.

/s/ Brian C Neeson
[SEAL]	Notary Public My Commission Expires: 6/15/2014
BRIAN C NEESON NOTARY PUBLIC-STATE OF NEW YORK No. 01NB6008596 Qualified In Erie County My Commission Expires 6/15/2014

EXHIBIT A

First Floor Additional Premises

[See Attached]

Exhibit A

65'-5"
65'-6"
TENANT SUITE "A"
RENTABLE AREA: 2903sf
USEABLE AREA: 12,524 SF
SPRINKLERED: YES
OCCUPANCY: BUSINESS
TENANT SUITE "B"
RENTABLE AREA:
USEABLE AREA: 12,571 SF
SPRINKLERED: YES
OCCUPANCY: BUSINESS
Demising Wall
TENANT SUITE "A2"
RENTABLE AREA:
USEABLE AREA: 14,401 SF
SPRINKLERED: YES
OCCUPANCY: BUSINESS
38'-9"
33'-7 3/4"
44'-3"
14'-6"
25'-9 3/4"

= First Floor Additional Premises

PARTIAL FLOOR PLAN

CBRE

BUFFALO, NEW YORK

EXHIBIT B

Landlord Consent to Third Amendment (Synacor)

The undersigned is the landlord under the Property Lease dated March 13, 1998, between Waterfront Associates, LLC, as successor by conversion to Waterfront Associates (“Landlord”), as landlord, and Ludlow Technical Products Corporation, formerly known as Graphic Controls Corporation (“Sublandlord”), as tenant, for that certain space containing approximately 102,816 rentable square feet located at Building No. 3, Waterfront Village Center, 40 La Riviere Drive, Buffalo, New York 14202 (the “Building”), which Property Lease was amended April 29, 1998, April 21, 1999, July 30, 1999, and December 30, 2007 (as amended, the “Lease”).

Under that certain Sublease dated as of March 3, 2006, as amended by that First Amendment to Sublease dated September 25, 2006 and that Second Amendment to Sublease dated February 27, 2007) (collectively, the “Sublease”) by and between Sublandlord and Synacor, Inc., a Delaware corporation, as subtenant (“Subtenant”), having an address at 40 La Riviere Drive, Buffalo, New York, Sublandlord subleased the Premises (as defined in the Sublease) to Subtenant. Landlord hereby acknowledges and agrees that it has received and reviewed a copy of the Third Amendment to Sublease dated as of             , 2010 (the “Amendment”). A copy of the Amendment is attached to this Landlord Consent. Under the Amendment, Subtenant is subleasing an additional 2,969 rentable square feet of space located on the first floor of the Building.

After review (and with the representation by Synacor, Inc. that the additional subleased premises will not be used as a call center), Landlord consents to the provisions of the attached Amendment effective as of the Effective Date (as defined in the Amendment) of the Amendment. Further, Landlord hereby waives any rights Landlord or its designee may have under Section 14.05 of the Lease to terminate the Lease with respect to the First Floor Additional Premises (as defined in the Amendment), to sublease the First Floor Additional Premises, or to otherwise recapture the First Floor Additional Premises.

The foregoing Consent shall not be deemed to constitute consent by the undersigned to any subletting other than that described in the Amendment.

Waterfront Associates, LLC

By:

Name:

Title:

EXHIBIT D

Offer Space

Each of the following three spaces located in the Building at Building No. 3, Waterfront Village Center, 40 La Riviere Drive, Buffalo, New York 14202, is an Offer Space:

(1) Portion of Suite 100 (containing approximately 5,065 square feet of space), which portion is located on the first floor and is shown hachured on Page 2 of this Exhibit D;

(2) Suite 150 (containing approximately 6,284 square feet of space), which suite is located on the first floor and is shown cross-hachured on Page 2 of this Exhibit D; and

(3) Suite 200 (containing approximately 33,237 square feet of space), which suite is located on the second floor.

EXHIBIT D

Offer Space

(Page 2 of 2)